EXHIBIT 10.2

January 31, 2006

Montagu Resources Corp.
555 Burrard Street
Suite 900
Vancouver, British Columbia V7X 1M8

Ladies and Gentlemen:

RE:     Montagu Claim

Sadru Mohamed holds in trust for Montagu Resources Corp., an undivided interest in the following claim:

Claim	Number of Units	Record Number	Expiration Date
522511	Montagu	11-22-2005	11-22-2006

Sadru Mohamed will deliver full title on demand to Montegu Resources Corp. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

/s/ Sadru Mohamed
Sadru Mohamed